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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 2002




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




          TEXAS                         0-8493                  74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


         2707 NORTH LOOP WEST
            HOUSTON, TEXAS                                       77008
(Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700

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Item 5.     OTHER EVENTS.

On September 12, 2002, Stewart & Stevenson Services, Inc. (the "Company") is filing the attached Exhibit 99.1 to provide additional information with respect to the reclassification of certain Power Products segment and Other Business Activities segment businesses as discontinued operations.

Item 7.     EXHIBITS.

EXHIBIT 99.1      STEWART & STEVENSON SERVICES, INC. SEGMENT INFORMATION


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                          STEWART & STEVENSON SERVICES, INC.




Date:  September 12, 2002      By: /s/ John B. Simmons
                               Name:  John B. Simmons
                               Title: Vice President and Chief Financial officer


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EXHIBIT INDEX

99.1 Stewart & Stevenson Services, Inc. Consolidated Condensed Statements of Earnings (Reclassification of discontinued operations) and Segment Information